UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2006

Argon ST, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia		22033
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-322-0881

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 26, 2006, Argon ST, Inc. (the ‘Company’) announced that the Board of Directors has approved the addition of Ms. Maureen Baginski to Argon ST’s Board. Under Item 5.02(d)(3), the committees of the Board of Directors to which Ms. Baginski will be named to will be determined at the December 2006 Board of Directors meeting. The Company’s press release, dated October 26, 2006, is attached as Exhibit 99.1

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argon ST, Inc.

October 30, 2006	By:	Victor F. Sellier

Name: Victor F. Sellier
Title: Vice President - Business Operations and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated October 26, 2006, issued by Argon ST, Inc.